RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

The Company’s subsidiary, Henan Green, entered into a rental agreement for land use right with a total size of 24.94 acres, of which 6.69 acres land was lease from Zhengzhou Company, the Company’s related party, from January 1, 2008 to December 31, 2027. Rental paid to Zhengzhou Company for the years ended December 31, 2013, 2012 and 2011 were $Nil, $12,867 and $11,428, respectively. However, on February 26, 2013, Henan Green started the process to acquire the above land use right from Zhengzhou Company. The payment of acquisition was fully settled as at June 30, 2013 and the transfer of land use right is still in process. The total consideration is of approximately $43.6 million (RMB 268,000,000).

As of December 31, 2013 and 2012, $Nil and $318,332 respectively represented loan to Zhengzhou Company. There was no agreement signed with the related party and no interest income was received.

Since January 2010, the company have paid Mr. Harry Edelson, a director, a monthly fee of $10,000 in return for his verbal agreement to perform certain Investor relations services. These services have included or may include the following; (a) helping to promote awareness of the Company within the investment community through introductions to investors, investment banks, and research analysis; (b) participation in future deal or non-deal road shows and financing activities of the Company upon request and at the discretion of the Company and the Board of Directors; (c) assistance in investor conference presentations, whether or not management of the Company is able to be present; (d) providing occasional office use and communication facilities where required by the Company; (e) monitoring and providing capital market feedback on the Company; and (f) such other activities as may be required of him, from time to time, by the Board or executive management team of the Company.